                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

[x]   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported) November 9, 2004

      Commission file number 333-113861

                             SIMMONS BEDDING COMPANY
             (Exact name of registrant as specified in its charter)

             Delaware                                    13-3875743
-----------------------------------         ------------------------------------
  (State or other jurisdiction of           (I.R.S. Employer Identification No.)
  incorporation or organization)

 One Concourse Parkway, Suite 800,
         Atlanta, Georgia                                30328-6188
-----------------------------------         ------------------------------------
  (Address of principal executive                        (Zip Code)
             offices)

  Registrant's telephone number,
        including area code                            (770) 512-7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On November 9, 2004, the Company issued a press release reporting its results of operations for the third quarter and first nine months of 2004. The press release is furnished as Exhibit 99.1.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

      Exhibit 99.1 Press release dated as of November 9, 2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, Simmons Bedding Company has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                             SIMMONS BEDDING COMPANY

By:                 /s/ William S. Creekmuir
      ----------------------------------------------------
                        William S. Creekmuir
      Executive Vice President and Chief Financial Officer

Date: November 10, 2004

                                  EXHIBIT INDEX

Exhibit
Number                   Exhibit Name

99.1        Press release dated as of November 9, 2004.